Investor Presentation 2014

Important Cautions Regarding Forward-Looking Statements This presentation contains forward-looking statements, pursuant to the Safe Harbor provisions of the Federal Securities laws. These statements are subject to various risks and uncertainties and actual results may vary materially from these projections. STARTEK advises all recipients of these materials to review the 2012 Form 10-K, posted on their website, for a summary of these risks and uncertainties. STARTEK does not undertake the responsibility to update these projections. 2

What We Do • Company is a provider of comprehensive contact center and business process outsourcing (BPO) services to some of world’s leading brands • Clients value a combination of on-shore (US and Canada), near-shore (Latin America), offshore (Philippines) and home agent delivery of services • Approximately 11,000 agent seats across its locations – Domestic (4,000), Asia Pacific (4,900), and Latin America (2,100) 3

Key Facts STARTEK, Inc. NYSE: SRT Corporate Headquarters Greenwood Village, CO Stock Price (2-21-2014), 52-Week Range $7.02, $4.14 to $7.24 Shares Outstanding 15.35M Market Capitalization (2-21-2014) $107.8M Debt Balance/Availability at 12-31-13 $1M/$19M Cash at 12-31-13 $11M Enterprise Value $97.8M 2013 Revenue/Growth $231.3M / 16.7% Employees 11,800 4

BPO Industry Size and Growth 5

BPO Industry Growth Opportunity 6

BPO Industry Players 7 Differentiator: STARTEK Advantage System The market is highly competitive, with a large number of players and very low concentration-the 5 largest vendors represent less than 20% of the market

Why STARTEK? 8

What we do

Emerging Services

Verticals

- Telecommmunications
- Healthcare
- Financial Services
- Retail
- Technology
- Cable & Media

Horizontals

- Inbound Sales/ Sales Support
- Technical Support
- Customer Retention
- Customer Care
- Receivables Management
- Non-Voice / Back Office
- eChannels
- CCaaS/BPaaS
- @Home
- Ideal Dialogue


StarTek

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How We Engage 10  Sharing of new ideas and best practices.  Partner brings a tool or skill to the table that the customer does not have.  Requires a departure from traditional thinking  No secrets  No hidden agendas  Mutual Respect  Cooperation  Trust  Partner is a problem solver and invested in the success of the customer.  You pay us, we do this  Customer maintains all control, keeps data and secrets closely guarded  Partner focused on SLA’s  Partner does not share in the success or failure of customer…no ownership.  Contract Dependent  Scars of relationships past are evident. Transactional Partnership Trusted Sourcing

Brands We Serve Leveraging multi-channel industry expertise 11 +3 Additional Brands +3 Additional Brands 4 Major Brands and 100+ small practices 3 Brands 2 Brands 1 Brand

Right-Shore Solutions Denver, CO Colorado Springs, CO Grand Junction, CO Greeley, CO San Pedro Sula, Honduras Tegucigalpa, Honduras Heredia, Costa Rica Kingston, Ontario Angeles City, Philippines Makati, Philippines Ortigas, Philippines Iloilo, Philippines Enid, OK Lynchburg, VA Mansfield, OH Lutz, FL 16 Delivery Centers across U.S., Canada, Philippines, Costa Rica, and Honduras Myrtle Beach, SC 12

Growth Initiatives 13 Capitalize on Industry Growth 1 Expand Existing Client Relationships 2 Win New Clients and Add New Verticals 3 Enhance Footprint 4 Optimize Operations 5 Acquisition Strategy 6

Invest for Growth 2014 investment in the Company’s growth is designed to continue trends of improving revenue and profitability • Improved seat capacity • New IT platform • Continued diversification in emerging services 14

2014 Investment: Healthy Capacity 15 • $20M capital and operating expense investment in 2500 new seats in 2014 • “Capital light” investment strategy with industry leading ROI payback • 14/16 current locations operating at or above target margin

2014 Investment: IT Transformation 16 • Industry First- IT Thought Leader • True Cloud based platform • Variable cost model-Capital light • Enhance speed to market • Virtualized Applications and Hardware • Eliminate transition points

Industry Data 17 *Source: FT Partners

2014 Investment: Emerging Services Emerging Services • Healthcare Vertical • CCaaS (Contact Center as a Service)- IT platform • BPaaS (Business Process as a Service) • Receivables Management • Back Office (non-voice) 18

Revenue Trends 19 +21% +2% +57%

Profitability Trends 20

Balance Sheet 21 As of Dec 31, As of Dec 31, 2013 2013 ASSETS LIABILITIES AND STOCKHOLDERS’ EQUITY Current assets: Current liabilities: Cash and cash equivalents $11.0 Accounts payable $8.5 Trade accounts receivable, net $43.7 Accrued liabilities: Accrued payroll & related $11.7 Prepaid expenses $2.9 Other accrued liabilities $1.9 Current portion of note receivable $0.6 Line of Credit $1.0 Other current assets $1.8 Other current liabilities $5.5 Total current assets $60.1 Total current liabilities $28.5 Property, plant and equipment, net $22.2 Long-term debt $0.0 Long-term deferred income tax assets $2.2 Deferred rent $1.4 Intangible assets, net $1.2 Other LT liabilities $1.6 Goodwill $1.6 Total liabilities $31.5 Other long-term assets $2.5 Total stockholders’ equity $58.2 Total assets $89.7 Total liabilities and stockholders’ equity $89.7

Performance Objectives  Double digit revenue growth  Continued improvements in client and vertical diversification  Leverage SG&A expenses to stay below 12% of revenue  Disciplined ROI focus  Industry leading variable cost model (capital light) 22

Key Take-Aways  Fresh approach in the BPO industry  Revenue growth exceeds industry  Investments in 2013/2014 designed to continue trends  Significant insider ownership  Board is 100% stock compensation 23

Appendix • STARTEK website www.startek.com • Management Bios http://www.startek.com/management-team • Key filings http://investor.startek.com/phoenix.zhtml?c=66427&p=irol-sec • STARTEK Health website www.startekhealth.com • STARTEK Health management bios http://www.startekhealth.com/startek- difference/ • Ideal Dialogue, a STARTEK Company www.idealdialogue.com • Key news events http://www.startek.com/blog/default.aspx • Key industry news http://www.contactcenterworld.com/news.aspx 24